SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 27, 2000
                                                 -------------------------------


                         Connectivity Technologies Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                     000-12113              94-2691724
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 (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)


   c/o William J. Bonadies, 645 Madison Avenue, Suite 2200, New York, NY 10022
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          (Address of principal executive offices)           (Zip Code)


Registrant's telephone number including area code     (212) 758-8500
                                                  ------------------------------


  c/o Craig & Macauley, P.C., 600 Atlantic Avenue, Boston, Massachusetts 02210
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         (Former name or former address, if changed since last report.)





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Item  5. Other Events and Regulation FD Disclosure.

Following the previously reported termination of the ownership by Connectivity Technologies Inc. (the "Company") of its former operating subsidiary Connectivity Products Incorporated, James M. Hopkins, President and Chief Executive Officer and a Director of the Company, Kurt Cieszkowski, Executive Vice President of the Company, and George H. Buckham, Secretary and Controller of the Company, resigned. The Board of Directors has appointed Mr. William J. Bonadies as the new President, Chief Executive Officer, Chief Financial Officer and Secretary of the Company effective as of November 27, 2000.

Mr. Bonadies is also an Executive Vice President of Brae Capital Corporation, a private investment and business acquisition firm, which maintains financial and operating interests in a broad array of industries. Mr. Bonadies is responsible for administrative and investment related functions at Brae Capital Corporation.

For seventeen years prior to joining Brae Capital Corporation, Mr. Bonadies held various positions in the banking industry. His most recent position was as Vice President and Senior Client Manager with The Chase Manhattan Private Bank. Mr. Bonadies serves as a director of Paradyme Human Resources Corporation and International Energy Services Inc.

                                 * * * * * * * *

This Form 8-K contains statements that are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements in this Form 8-K that are not historical information are forward-looking statements. Such statements involve known and unknown risks and uncertainties, which may cause the operations, performance, development and results of the Company's business in future periods to differ materially from those, suggested by the forward-looking statements. These risks include, among others:

- ability to consumate transaction;
- fluctuations in interest rates;
- performance of financial markets;
- legislative and regulatory developments;
- and general economic conditions.

These and other risks are more fully described in the Company's filings with the Securities and Exchange Commission. In light of the risks and uncertainties, the Company cannot assure you that the forward-looking information contained in this Form 8-K will, in fact, transpire.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     CONNECTIVITY TECHNOLOGIES INC.



Date:  January 9, 2001               By:   /s/ William J. Bonadies
                                         -----------------------------------
                                         Name:  William J. Bonadies
                                         Title: President, Chief Executive
                                                Officer, Chief Financial Officer
                                                and Secretary